                                                                               .
                                                                               .
                                                                               .
                                                                     Exhibit 4.3




[LEGEND] NUMBER G                                            GREY                             [LEGEND] SHARES

 COMMON STOCK                                       GREY GLOBAL GROUP INC.                             COMMON STOCK
   PAR VALUE                        INCORPORATED UNDER THE LAWS OF THE STATE OF                        CUSIP 39787M 10 8
$.01 PER SHARE                                             DELAWARE

This Certifies that


is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.01 PER SHARE OF

                             GREY GLOBAL GROUP INC.
                              CERTIFICATE OF STOCK

transferable on the books of the Corporation by the holder hereof in person or by its duly authorized Attorney upon surrender of this certificate properly endorsed.

      This Certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated                                                                           [LEGEND]

                                       [LEGEND] Grey Global Group Inc.
                                                      SEAL
      VICE CHAIRMAN, SECRETARY                  STATE OF DELAWARE                                                          PRESIDENT
                 AND TREASURER

                                                                                COUNTERSIGNED AND REGISTERED:
                                                                                AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                                                                  TRANSFER AGENT
                                                                                                                  AND REGISTRAR
                                                                                BY:
                                                                                                               AUTHORIZED SIGNATURE

      THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

                             GREY GLOBAL GROUP INC.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                       UNIF GIFT/TRANS MIN ACT-_______________ Custodian _______________
TEN ENT -- its tenants by the entireties                                          (Cust)                    (Minor)
JT TEN -- as joint tenants with right of                                          under Uniform Gifts/Transfers to Minors
         survivorship and not as tenants                                          Act _____________
         in common                                                                       (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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 (Please print or typewrite name and address, including zip code, of assignee)

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_____________________________ Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________ Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement or any change whatever.